                                                                   EXHIBIT 10.98

                              SETTLEMENT AGREEMENT

      THIS SETTLEMENT AGREEMENT is made and entered into this 31st day of July, 1997, by and between Powell Products, Inc., a Colorado corporation ("Powell"), and Wilshire Technologies, Inc., a California corporation, Alan R. Seacord ("Seacord"), Marc Peterson ("Peterson"), and Sarah Casey ("Casey").

      WHEREAS, Powell has filed a lawsuit against Wilshire and Seacord and Peterson which is pending in the United States District Court for the Northern District of Texas, Dallas Division, Civil Action No. 396 CV3012-T (the "Civil Litigation") where it has raised claims against Wilshire and Seacord and Peterson for, inter alia, misappropriation of trade secrets, and has notified Casey that it intends to seek to add her as a Defendant in the Civil Litigation and assert claims against her for, inter alia, misappropriation of trade secrets; and

      WHEREAS, Powell and Wilshire, Seacord, Peterson, and Casey desire to settle and compromise all of their claims or potential claims and disputes against one another, including, but not limited to, the claims and counterclaim which are the subject of the Civil Litigation.

      NOW, THEREFORE, in consideration of the Premises, the terms and conditions set forth below, the mutual benefits to be derived therefrom, and other good and valuable consideration, the receipt and adequacy of which Powell and Wilshire, Seacord, Peterson, and Casey all acknowledge, Powell and Wilshire, Seacord, Peterson, and Casey agree as follows:

      1. CASH PAYMENT. Wilshire shall pay to Powell, on or before August 1, 1997, in certified funds or by wire transfer, $75,000.00 which shall be delivered or wired to the trust account of Davis & Ceriani, P.C.

      2. PRODUCTION" AND "USE" INJUNCTION. The Court shall enter the Injunction in the style and fashion attached as Exhibit "A," the terms of which are hereby incorporated into this Agreement by this reference. The Court shall retain jurisdiction over Powell and

Wilshire and Seacord and Peterson and Casey for the purpose of enforcing the Injunction. Powell and Wilshire and Seacord and Peterson and Casey shall file the Stipulation in the style and fashion attached as Exhibit "B" requesting that the Court add Casey as a Defendant, enter the Injunction, and dismiss Powell's and Wilshire's respective claims, with prejudice, with each party to pay its or his own costs and attorneys fees.

      3. MUTUAL RELEASE. Upon Wilshire's payment of the amount set forth in paragraph number 1 (above) and the Court's entry of the Injunction in the style and fashion attached as Exhibit "A," Powell and Wilshire and Seacord and Peterson and Casey shall make and execute the Mutual Release in the style and fashion attached as Exhibit "C."

      4. OTHERS. This Agreement shall not affect or prejudice in any way Powell's claims or potential claims against any other person or entity, including, without limitation, Jose Figueroa and Frederick W. Marks, III, a/k/a Trey Marks.

      5. JURISDICTION AND VENUE FOR ENFORCEMENT OF AGREEMENT AND INJUNCTION/ATTORNEY'S FEES. Powell and Wilshire and Seacord and Peterson and Casey hereby submit and consent to the jurisdiction of the United States District Court for the Northern District of Texas, Dallas Division, for the resolution of any disputes that may arise under this Agreement. The parties agree the Court shall have exclusive jurisdiction with respect to the enforcement of the Injunction the Court is to enter pursuant to paragraph number 2 (above) and shall also have exclusive jurisdiction over any dispute related in any way to the Injunction or the Agreement. If Powell or Wilshire or Seacord or Peterson or Casey files any litigation against the other related to this Agreement or the Injunction, the prevailing party shall be entitled to recover from the opposing party its or his reasonable costs and attorney's fees incurred in connection with such litigation.

      6. BINDING EFFECT. This Agreement, including the terms of the Injunction, shall be binding on Powell, Wilshire, Alan R. Seacord, Marc Peterson, Sarah Casey, and their respective heirs, successors and assigns, and, without limiting the foregoing, any person or entity who purchases all, or substantially all, of the assets of Wilshire Technologies, Inc.'s swab-making


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operation. However, a person or entity who purchases all, or substantially all, of the assets of Wilshire Technologies Inc's swab-making business shall not be prohibited from using any foam-tipped applicator or swab-making equipment which it has acquired, designed or built, independently, provided that neither Wilshire nor Seacord nor Peterson discloses any information to such purchaser in breach of this Agreement or in violation of the Injunction, or otherwise breaches this Agreement or violates the Injunction in connection with such purchaser's acquisition, ownership or use of such equipment.

      7. AUTHORITY. The undersigned warrant and represent that they have full power and authority to execute this Agreement on behalf of the corporate parties to this Agreement.

      8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts.
THE UNDERSIGNED, HAVING FIRST CONSULTED WITH COUNSEL, WARRANT AND REPRESENT THAT THEY UNDERSTAND THIS AGREEMENT, THAT THEY HAVE ENTERED INTO IT VOLUNTARILY, AND THAT THEY AGREE TO ALL ITS TERMS AND CONDITIONS.

                                       WILSHIRE TECHNOLOGIES, INC.

                                       /s/ John Van Egmond
                                       -------------------
                                       By: John Van Egmond
                                       Its: President

                                       /s/ Alan R. Seacord
                                       -------------------
                                       Alan R. Seacord, Individually

                                       /s/ Marc Peterson
                                       -----------------
                                       Marc Peterson, Individually

                                       /s/ Sarah Casey
                                       ---------------
                                       Sarah Casey, Individually.

                                       POWELL PRODUCTS, INC.

                                       /s/ Stephen Robards
                                       -------------------
                                       By: Stephen Robards
                                       Its: President

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                                 MUTUAL RELEASE

      Powell Products, Inc., hereby releases acquits and forever discharges, Wilshire Technologies, Inc., and its officers and directors, and attorneys, Alan
R. Seacord, Marc Peterson, Sarah Casey, and its and their respective heirs, successors and assigns, of and from any and all claims or potential claims and causes of action, whether in law or in equity, for any damages, losses or other injuries, of every kind or nature, known and unknown, which have or could arise prior to the date hereof, including, but not limited to, any claims or causes of action which were, or could have been, the subject of Powell Products, Inc. v. Wilshire Technologies, Inc., U.S. District Court, Northern District of Texas, Dallas Division, Civil Action No. 3.96-CV-3012-T (the "Civil Action").

      Wilshire Technologies, Inc., Alan R. Seacord, Marc Peterson, and Sarah Casey hereby release, acquit and forever discharge, Powell Products, Inc., its officers and directors and attorneys, including Bruce E. Rohde and Davis & Ceriani, P.C., and its and their respective heirs, successors and assigns, of and from any and all claims or potential claims and causes of action, whether in law or in equity, for any damages, losses or other injuries, of every kind or nature, known and unknown, which have or could arise prior to the date hereof, including, but not limited to, any claims or causes of action which were, or could have been, the subject of the Civil Action.


                                       WILSHIRE TECHNOLOGIES, INC.

                                       /s/ John Van Egmond
                                       -------------------
                                       By: John Van Egmond
                                       Its: President

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                                       POWELL PRODUCTS, INC.

                                       /s/ Stephen Robards
                                       -------------------
                                       By: Stephen Robards
                                       Its: President



                                       /s/ Alan R. Seacord
                                       -------------------
                                       Alan R. Seacord, Individually



                                       /s/ Marc Peterson
                                       -----------------
                                       Marc Peterson, Individually



                                       /s/ Sarah Casey
                                       ---------------
                                       Sarah Casey, Individually

                       IN THE UNITED STATES DISTRICT COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

POWELL PRODUCTS, INC.,

Plaintiff,
                                                                CIVIL ACTION NO.
v.                                                              3:96-CV-3012-T

WILSHIRE TECHNOLOGIES, INC.
ALAN R. SEACORD, and MARC
PETERSON,

Defendants

                                   INJUNCTION

      The Court, having reviewed and considered the Stipulation For Entry of Injunction between Plaintiff Powell Products, Inc. ("Powell") and Defendants Wilshire Technologies, Inc. ("Wilshire") and Alan R. Seacord ("Seacord") and Marc Peterson ("Peterson") and Sarah Casey ("Casey"), and being otherwise fully advised in the premises, hereby ORDERS, ADJUDGES AND DECREES as follows:

      1. Neither Wilshire nor Seacord nor Peterson nor Casey, nor their respective representatives, shall make or participate in making, directly or indirectly, in any way, foam-tipped cosmetic applicator making equipment, of any kind, for five (5) years.

      2. Wilshire shall not invent, design, build, or otherwise make, or participate, directly or indirectly, in any way, in inventing, designing, building, or otherwise making, any foam-tipped cosmetic applicator or swab-making equipment for any third-party for eight (8) years.

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However, Wilshire may sell its own swab-making equipment as part of the sale of its swab-making business or its sale of substantially all of the assets of its swab-making business.

      3. Neither Seacord nor Peterson nor Casey shall invent, design, build, or otherwise make, or participate, directly or indirectly, in any way, in inventing, designing, building, or otherwise making, any foam-tipped cosmetic applicator or swab-making equipment for any third-party for six and one-half
(6 1/2) years.

      4. Wilshire, and its employees and representatives and, without limiting the foregoing, Alan R. Seacord, shall not make or participate, directly or indirectly, in any way, in making, any new "automated" swab-making machines for Wilshire's own use or benefit for three (3) years, except that Wilshire may make additional "automated" swab-making machines which are identical, in all material respects, it its present swab-making machine, a picture of which is attached as Exhibit "A," and it may incorporate, in any such additional machines, the modifications set out in the document attached as Exhibit "B." For the purposes of this Injunction, the term "automated" shall mean equipment by which swab parts, such as swab handles, are, after being loaded in the equipment (perhaps manually), non-manually conveyed or moved to one or more manufacturing or production stations (such as a foam application station, a foam sealing station, or a sharing station), before the parts are removed (perhaps manually).

      5. Neither Wilshire nor Seacord nor Peterson nor Casey, nor either of their employees or other representatives, shall participate, directly or indirectly, in any way, with Stephen, David or Alan Wormser, with any employee of Wormser Corporation, with Frederick Marks, III a/k/a "Trey" Marks, with Frederick Marks, II, with Jose Figueroa, with any employee of Accessories Plus, with Lino Onofre, or with any employee of North-Plex Tool and Manufacturing, or with any employee of Micro Designs, (which shall all be referred to collectively as the "Accessories Plus Affiliates") in inventing, designing, building, or otherwise making, any foam-tipped cosmetic applicators, foam-tipped swabs, or foam tipped cosmetic applicator or foam-tipped swab-making equipment.

      6. Notwithstanding the foregoing paragraph 4, Wilshire and Seacord and Peterson and Casey may engage third parties to make "automated" (as that term is defined in paragraph 4) swab-making equipment for it or them provided neither Wilshire nor Seacord nor Peterson nor Casey nor their respective employers, employees, or representatives provides any such third-party with any information that Wilshire or Seacord or Peterson or Casey has obtained from any of the Accessories Plus Affiliates. If Wilshire or Seacord or Peterson or Casey does engage a third party to make automated swab-making equipment, Wilshire or Seacord or Peterson or Casey shall promptly identify such third-party to Bruce E. Rohde, or whatever other attorney Powell's designates provided such other attorney agrees to be bound by this Court's Agreed Protective Order, and Wilshire or Seacord or Peterson or Casey shall cause such third-party to provide Mr. Rohde or the other attorney with copies of all the information Wilshire or Seacord or Peterson or Casey provides such third-party to assist in making automated swab-making equipment; both the identity of any third party and any information provided to Mr. Rohde or any other attorney under this paragraph shall be treated as Confidential Information under the terms of the agreed Protective Order entered in this case on November 1, 1996.

      7. Except as expressly set out herein, Wilshire shall not be limited or otherwise restricted from conducting its swab-making business as it sees fit.

      Done this 13th day of August, 1997.


                                       BY THE COURT


                                       /s/ Robert B. Maloney
                                       ----------------------------------
                                       United States District Court Judge

Approved as to form and content:

DAVIS & CERIANI, P.C.                  BAKER & BOTTS, L.L.P.

By:/s/ Bruce E. Rohde                  By: /s/ Timothy S. Durst
   ------------------------------          --------------------------------
Bruce E. Rohde, CO Bar #11465          Timothy S. Durst
1350 17th Street, Suite 400            State Bar No. 00786924
Denver, Colorado 80202                 2001 Ross Avenue, Suite 900
Telephone: (303) 534-9000              Dallas, Texas  75201-2980
Telefax: (303) 534-4618                Telephone: (214) 953-6500
Attorneys for Plaintiff                Telefax: (214) 953-6503
                                       Attorneys for Defendants Wilshire
SMYSER KAPLAN & VESELKA                Technologies, Inc. and Alan R. Seacord

By: _____________________________
    Lee L. Kaplan
    700 Louisiana, Suite 2300
    Houston, Texas  77002
    (713) 221-2320
    Attorneys for Plaintiff

By: /s/ Marc Peterson                  By: /s/ Sarah Casey
    -----------------------------          --------------------------------
    Marc Peterson, Individually        Sarah Casey, Individually

                       IN THE UNITED STATES DISTRICT COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                 DALLAS DIVISION

POWELL PRODUCTS, INC.,
                      Plaintiff,
vs.                                              CIVIL ACTION NO. 3:96-CV-3012-T

WILSHIRE TECHNOLOGIES, INC.,
ALAN R. SEACORD, MARC
PETERSON and SARAH CASEY,
                            Defendants.

                     STIPULATION FOR ENTRY OF INJUNCTION AND
                      DISMISSAL OF CLAIMS AND COUNTERCLAIMS


      Plaintiff, Powell Products, Inc., and Defendants, Wilshire Technologies, Inc., Alan Seacord, Marc Peterson, and Sarah Casey, by their respective attorneys, stipulate and agree as follows:

      1. Sarah Casey shall be joined as a Defendant and the parties agree that she is a Texas resident, and diversity jurisdiction will not be affected thereby;

      2.    The Court shall enter the Injunction submitted herewith; and

      3. Plaintiffs' claims against Defendant Wilshire Technologies, Inc., Alan R. Seacord, and Marc Peterson, and Wilshire Technologies, Inc.'s Counterclaim against Powell Products, Inc., shall all be dismissed, with prejudice, each party to bear its, his or her own costs and attorney's fees.

STIPULATION FOR ENTRY OF INJUNCTION AND
DISMISSAL OF CLAIMS AND COUNTERCLAIMS

                       DATED this 13th day of August, 1997


                                       /s/ Robert B. Maloney
                                       ----------------------------------
                                       United States District Court Judge

Approved as to form and content:

DAVIS & CERIANI, P.C.                  BAKER & BOTTS, L.L.P.

By: /s/ Bruce E. Rohde                 By: /s/ Timothy S. Durst
   ------------------------------          --------------------------------
Bruce E. Rohde                         Timothy S. Durst
Bar No. 11465                          State Bar No. 00786924
1350 17th Street, Suite 400            2001 Ross Avenue, Suite 900
Denver, Colorado 80202                 Dallas, Texas 75201
(303) 534-9000                         (214) 953-6500
(303) 534-4618 Fax                     (214) 953-6503 Fax
Attorneys for Plaintiff                Attorneys for Defendants
                                       Wilshire Technologies, Inc.
                                       and Alan R. Seacord


/s/ Marc Peterson                      /s/ Sarah Casey
----------------------------------     ------------------------------------
Marc Peterson, Individually            Sarah Casey, Individually


STIPULATION FOR ENTRY OF INJUNCTION AND
DISMISSAL OF CLAIMS AND COUNTERCLAIMS